Exhibit 21.1

Subsidiaries of CIM Income NAV, Inc.

Entity Name	Jurisdiction of Formation/Incorporation
ARCP AA Ravenswood WV, LLC	Delaware
ARCP AT Oklahoma City OK, LLC	Delaware
ARCP AZ Vandalia OH, LLC	Delaware
ARCP BK Midwest City OK, LLC	Delaware
ARCP DD Austell GA, LLC	Delaware
ARCP DG Ocala FL, LLC	Delaware
ARCP DG Redfield SD, LLC	Delaware
ARCP DG Stacy MN, LLC	Delaware
ARCP DG Topeka (43rd) KS, LLC	Delaware
ARCP FD Centreville AL, LLC	Delaware
ARCP FD Danville VA, LLC	Delaware
ARCP FD Darby MT, LLC	Delaware
ARCP FD Denton NC, LLC	Delaware
ARCP FD Deridder LA, LLC	Delaware
ARCP FD Hampton AR, LLC	Delaware
ARCP FD Londonderry OH, LLC	Delaware
ARCP FD West Portsmouth OH, LLC	Delaware
ARCP GW Oklahoma City OK, LLC	Delaware
ARCP ID Ames IA, LLC	Delaware
ARCP ID Bryan TX, LLC	Delaware
ARCP ID Denton TX, LLC	Delaware
ARCP ID Houston TX, LLC	Delaware
ARCP ID Streetsboro OH, LLC	Delaware
ARCP MF Fairview Park OH, LLC	Delaware
ARCP MT Raleigh NC, LLC	Delaware
ARCP NB Conyers GA, LLC	Delaware
ARCP NT Hoover AL, LLC	Delaware
ARCP OFC Somerset KY, LLC	Delaware
ARCP PM McAllen TX, LLC	Delaware
ARCP RC Avondale AZ, LLC	Delaware
ARCP SH Larned KS, LLC	Delaware
ARCP SY Roanoke Rapids NC, LLC	Delaware
ARCP TC Decatur AL, LLC	Delaware
ARCP WE Mystic CT, LLC	Delaware
ARCP WG Coweta OK, LLC	Delaware
ARCP WG St. Louis MO, LLC	Delaware
CIM DU Wichita KS, LLC	Delaware
CIM Income NAV Management, LLC	Delaware
CIM Income NAV Operating Partnership, LP	Delaware
CIM Income NAV, Inc.	Maryland
CIM OFC Scottsdale AZ, LLC	Delaware
CIM SL Madison WI, LLC	Delaware
CINAV Securities Investments, LLC	Delaware
Cole 24 Orlando FL, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole AA Macomb Township MI, LLC	Delaware
Cole AA Sedalia MO, LLC	Delaware
Cole AV Portfolio I, LLC	Delaware
Cole BE Portfolio III, LLC	Delaware
Cole CM Tinley Park IL, LLC	Delaware
Cole CV Austin TX, LLC	Delaware
Cole CV Erie PA, LLC	Delaware
Cole CV Mansfield OH, LLC	Delaware
Cole CV Wisconsin Rapids WI, LLC	Delaware
Cole DG Berwick LA, LLC	Delaware
Cole DG Gladwin MI, LLC	Delaware
Cole DG Independence (23rd St.) MO, LLC	Delaware
Cole DG Lexington MI, LLC	Delaware
Cole DG Sardis City AL, LLC	Delaware
Cole DG St. Joseph MO, LLC	Delaware
Cole DU Arlington TX, LLC	Delaware
Cole FD Tatum NM, LLC	Delaware
Cole FE Elko NV, LLC	Delaware
Cole FE Spirit Lake IA, LLC	Delaware
Cole GS Indianapolis IN, LLC	Delaware
Cole GS Oglesby IL, LLC	Delaware
Cole GS Spring Grove IL, LLC	Delaware
Cole GS Wood Dale IL, LLC	Delaware
Cole HC Baton Rouge (Foster) LA, LLC	Delaware
Cole HC Baton Rouge (Howell) LA, LLC	Delaware
Cole HE Albuquerque NM, LLC	Delaware
Cole HE Fort Myers FL, LLC	Delaware
Cole HE Suwanee GA, LLC	Delaware
Cole HL Cadillac MI, LLC	Delaware
Cole HL Sedalia MO, LLC	Delaware
Cole HL Watertown SD, LLC	Delaware
Cole HL Willmar MN, LLC	Delaware
Cole ID East Liberty OH, LLC	Delaware
Cole ID University Park IL, LLC	Delaware
Cole ID West Bend WI, LLC	Delaware
Cole JO Roseville MI, LLC	Delaware
Cole KG Cedar Rapids IA, LLC	Delaware
Cole LA Rock Hill SC, LLC	Delaware
Cole LO Fremont OH, LLC	Delaware
Cole LO North Dartmouth MA, LLC	Delaware
Cole MD Amarillo TX, LLC	Delaware
Cole MD Shawnee OK, LLC	Delaware
Cole MF Gadsden AL, LLC	Delaware
Cole MF Phoenix AZ, LLC	Delaware
Cole MT Algonac MI, LLC	Delaware
Cole MT Blaine MN, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
Cole MT Gainesville (Dawsonville) GA, LLC	Delaware
Cole MT Loudon TN, LLC	Delaware
Cole MT Pawtucket RI, LLC	Delaware
Cole NG Prescott AZ, LLC	Delaware
Cole OFC Hamilton NJ, LLC	Delaware
Cole OFC Lexington KY, LLC	Delaware
Cole OFC Tempe (7419 S Roosevelt) AZ, LLC	Delaware
Cole OFC Tempe AZ, LLC	Delaware
Cole OFC Troy MI, LLC	Delaware
Cole OFC West Chester OH, LLC	Delaware
Cole OR Fayetteville NC, LLC	Delaware
Cole PG Fayetteville AR, LLC	Delaware
Cole PM Little Rock AR, LLC	Delaware
Cole SU Merritt Island FL, LLC	Delaware
Cole SW Douglasville GA, LLC	Delaware
Cole SW Fort Myers FL, LLC	Delaware
Cole SW Lawrenceville GA, LLC	Delaware
Cole TJ Danville IL, LLC	Delaware
Cole TS Brunswick GA, LLC	Delaware
Cole WG Albuquerque (3400 Coors) NM, LLC	Delaware
Cole WG Reidsville NC, LLC	Delaware
Cole WM Randallstown MD, LLC	Delaware
CRI (Daily NAV), LLC	Delaware
GRD Ft. Wayne (Coldwater) IN BioLife Holdings, LLC	Delaware
GRD Moorhead MN BioLife Holdings, LLC	Delaware
Innovation Pointe III, LLC	Delaware
Madison East Store, LLC	Delaware
OFC Mason OH, LLC	Delaware
VEREIT AZ Jesup GA, LLC	Delaware
VEREIT BioLife Portfolio Member, LLC	Delaware
VEREIT CL Houston TX, LLC	Delaware
VEREIT CL San Antonio TX, LLC	Delaware
VEREIT CL Venice FL, LLC	Delaware
VEREIT DG Ada MN, LLC	Delaware
VEREIT DG Erie IL, LLC	Delaware
VEREIT DG Glasford IL, LLC	Delaware
VEREIT DG New Richland MN, LLC	Delaware
VEREIT DG Pine River MN, LLC	Delaware
VEREIT DG Starbuck MN, LLC	Delaware
VEREIT DG Trimble MO, LLC	Delaware
VEREIT DG Wheaton MN, LLC	Delaware
VEREIT DG Winthrop MN, LLC	Delaware
VEREIT FP Mobile AL, LLC	Delaware
VEREIT GS Worthington OH, LLC	Delaware
VEREIT HM CNAV Portfolio I, LLC	Delaware

Entity Name	Jurisdiction of Formation/Incorporation
VEREIT ID Findlay Township PA, LLC	Delaware
VEREIT ID Windom MN, LLC	Delaware
VEREIT LA Pawtucket RI, LLC	Delaware
VEREIT MC Hudson FL, LLC	Delaware
VEREIT MC Spring Hill FL, LLC	Delaware
VEREIT MR Wilkesboro NC, LLC	Delaware
VEREIT MT Elyria OH, LLC	Delaware
VEREIT MT Panama City FL, LLC	Delaware
VEREIT MT Raleigh (Sumner) NC, LLC	Delaware
VEREIT OFC Mount Laurel NJ, LLC	Delaware
VEREIT OR Decatur GA, LLC	Delaware
VEREIT PM Lexington NC, LLC	Delaware
VEREIT SC Timonium MD, LLC	Delaware
VEREIT SE Gloucester VA, LLC	Delaware
VEREIT SE Hampton (Beach) VA, LLC	Delaware
VEREIT SE Hampton (Mercury) VA, LLC	Delaware
VEREIT SE Hampton (Village) VA, LLC	Delaware
VEREIT SE Newport News VA, LLC	Delaware
VEREIT SE Poquoson VA, LLC	Delaware
VEREIT SE Surry VA, LLC	Delaware
VEREIT SE Williamsburg (Bypass) VA, LLC	Delaware
VEREIT SE Williamsburg (John Tyler) VA, LLC	Delaware
VEREIT SH Nephi UT, LLC	Delaware
VEREIT SW Pigeon Forge TN, LLC	Delaware
VEREIT/GRD BioLife Acquisition Company, LLC	Delaware
VEREIT/GRD BioLife Portfolio, LLC	Delaware